Exhibit 10.1

PATENT LICENSE AGREEMENT

This Patent License Agreement (this "Agreement") is entered into as of January 19, 2010 at 2PM Pacific Time (the "Effective Date") by and between Avistar Communications Corporation, Inc., a Delaware corporation, having offices at 1875 S. Grant Street, San Mateo, California 94402 ("AVISTAR") and Springboard Group S.A.R.L., a Luxembourg entity, having offices at 65 Boulevard Grande-Duchesse, Charlotte, L-1331 Luxembourg ("SKYPE").  AVISTAR and SKYPE are each a "Party" and collectively the "Parties."

RECITALS

WHEREAS, AVISTAR is the owner of certain Licensed Patents and is willing to grant a nonexclusive license under the Licensed Patents to SKYPE under the terms and conditions set forth herein; and

WHEREAS, SKYPE desires a nonexclusive license under the Licensed Patents subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and undertakings set forth herein, the Parties agree as follows:

1. Definitions.  The following capitalized terms used in this Agreement shall have the following meanings.  The use of singular shall include the plural and vice versa, where appropriate:

1.1 "Affiliate" shall mean shall mean a corporation, company or other entity:

(a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are owned or controlled, directly or indirectly, by the referenced entity; or

(b) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is owned or controlled, directly or indirectly, by the referenced entity.

An Affiliate shall be deemed to be an Affiliate only so long as such ownership or control exists.  "Existing Affiliate" means an entity that meets the definition of "Affiliate" as of the Effective Date.  Skype Technologies S.A. is an Existing Affiliate of SKYPE.

1.2 "[***]" shall mean [***], Inc., a Delaware corporation, having offices at [***].

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1.3 "Disputes" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement.

1.4 "Licensed Patents" shall mean all patents and patent applications and any patents issuing therefrom worldwide that have or are entitled to the benefit of a filing date on or before the Effective Date that are (a) listed on Attachment A-1, or parents, divisions, continuations, continuations in part, reissues, reexaminations, or foreign counterparts of any patent listed on Attachment A-1, or (b) owned or licensable by AVISTAR and/or its Existing Affiliates.  Licensed Patents shall not mean the patents and patent applications listed on Attachment A-2 or applications filed after the Effective Date claiming priority to, divisions, continuations, continuations in part, reissues, reexaminations, or foreign counterparts of the patent or patent applications listed on Attachment A-2 relating to image capture, image formation and associated image processing and associated image sensor, image display, hardware, algorithms and software technologies.

1.5 "Licensed Products" shall mean (a) software, products and services that were sold, offered or marketed by SKYPE or its Affiliates [***] a [***] owned by SKYPE or its Affiliates or [***] (to [***], including [***]) by SKYPE or its Affiliates on or before [***] ("Current Products"), and (b) any [***] to a Current Product that [***] the Current Product as the [***] or [***] and [***] basis for [***] of the [***] and are covered by one or more [***] of the Licensed Patents which absent the grant to SKYPE hereunder, would [***] (whether [***]) a [***] of any of the [***].

2. Grant of Rights.

2.1 License Grant.  Subject to the terms of this Agreement and the payment pursuant to Section 4.1 below, AVISTAR on behalf of itself and its Existing Affiliates grants to SKYPE and its Affiliates a world wide, fully paid up, royalty free, irrevocable, non-exclusive license under the Licensed Patents to make (including the right to use any apparatus and practice any method in making), have made (subject to the limitations of Section 2.2 below), use, import, export, offer to sell, sell, lease, license, or otherwise transfer or distribute (whether directly or through [***],[***],[***], and [***] "Authorized Entities") Licensed Products.  The right and license shall extend to and permit:  (a) end users, customers and Authorized Entities to use the Licensed Products and to form, use, sell, offer to sell, and import Permitted Combinations.  "Permitted Combination" means a combination of a Licensed Product with a third party product, in which combination, (i) the Licensed Product (or in the case of [***] as described in Section 1.5(b), the [***] Current Product) is a [***], and (ii) the combination of the third party product with the Licensed Product infringes a claim of a Licensed Patent that would not be infringed by the third party product absent such combination ("Combination Claim").  Such license to Permitted Combinations shall extend only to the portion or functionality of the combination which is enabled by and operates with the SKYPE Licensed Product.  No license is granted for any third party product on a stand alone basis (i.e., not as part of a Permitted Combination), and the extension of the right and license hereunder to Permitted Combinations shall extend only to Combination Claims.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

2.2 Limited Have Made Right.  The license granted in Section 2.1 to have products made by another manufacturer shall apply only: (a) to the extent the designs and specifications necessary for the [***] of a Licensed Product are [***] by SKYPE and furnished to such manufacturer by SKYPE or by a licensee of Skype under the direction or request of Skype, or (b) to the extent the Licensed Product uses standards adopted by a recognized international or United States industry standards organization.

2.3 No Sublicense Rights.  Except as may be expressly set forth in this Agreement, SKYPE shall have no right to grant any third party any sublicense or other rights under the Licensed Patents without the express prior written consent of AVISTAR.

2.4 No Other Rights.  AVISTAR reserves all rights not expressly granted to SKYPE in this Agreement.  Without limiting the generality of the foregoing sentence, no right or license is granted herein under any intellectual property (including under any patent, copyrights, trademarks, mask work rights, or trade secret rights) of AVISTAR or any other person, other than under the Licensed Patents.

3. Releases.

3.1 AVISTAR Release for Past Infringement.  Subject to the payment set forth in Section 4.1, AVISTAR, on behalf of itself and its Existing Affiliates irrevocably releases SKYPE and [***], and their Existing Affiliates, and their respective Authorized Entities, customers and users (including without limitation [***], located at [***]), direct or indirect, from any and all claims of infringement (whether direct or indirect) of the Licensed Patents which claims (whether known or unknown, suspected or unsuspected) are based on any acts by such entities prior to the Effective Date, which, had such acts been performed after the Effective Date would have been licensed under Section 2 of this Agreement.

3.2 SKYPE Release for Past Infringement.  SKYPE, on behalf of itself and its Existing Affiliates irrevocably releases AVISTAR, and its Existing Affiliates and their Authorized Entities, customers and users, direct or indirect, from any and all claims (whether known or unknown, suspected or unsuspected) of infringement of any patent owned by SKYPE which claims (whether known or unknown, suspected or unsuspected) are based on any acts by such entities with an Existing AVISTAR Product prior to the Effective Date.  "Existing AVISTAR Product" means the products listed on Attachment C.

3.3 With respect to the releases in Sections 3.1 and 3.2, AVISTAR, SKYPE, and their Existing Affiliates further waive all rights under Section 1542 of the California Civil Code, and any law or legal principle of similar effect in any jurisdiction.  AVISTAR and its Affiliates have consulted with legal counsel regarding the import of Section 1542 of the California Civil Code, which provides:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

3.4 Other Transactions.  AVISTAR may assign, convey, sell, lease, encumber, license, sublicense or otherwise transfer to a third party any and all of the Licensed Patents provided that any such transaction is made subject to all rights and licenses of SKYPE arising from this Agreement and shall not impose any additional obligations on SKYPE and does not impair or alter SKYPE's rights under this Agreement.

4. Payments.

4.1 Royalties and Past Infringement Payment.  In partial consideration of the licenses, releases and other rights granted to SKYPE and its Affiliates and the releases granted to [***] and its Affiliates under this Agreement, SKYPE shall pay to AVISTAR three million United States dollars (US$3.0 million).  Such payment shall be made within ten (10) business days of the Effective Date by electronic funds transfer to an account specified in writing by AVISTAR.

4.2 Taxes.  AVISTAR will be responsible for any and all taxes, duties, and tariffs levied in connection with this Agreement.

5. Warranties and Representations.

5.1 General.  Each Party represents and warrants to the other Party, as of the Effective Date, that:

(a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization;

(b) it has the authority to (i) enter into this Agreement, (ii) extend the rights, licenses and sublicenses granted to the other Party under this Agreement, and (iii) undertake and fully perform its obligations under this Agreement;

(c) it is not subject to a petition for relief under any bankruptcy legislation, it has not made an assignment for the benefit of creditors, it is not subject to the appointment of a receiver for all or a substantial part of its assets, and it is not contemplating taking any of the foregoing actions; and

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(d) all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other persons required to be obtained by it in connection with (i) the execution and delivery of this Agreement, (ii) its granting of rights and licenses hereunder, and (iii) the performance of its obligations hereunder have been obtained.

5.2 Absence of Patent Warranties.  Nothing in this Agreement shall be construed (i) as a warranty or representation by AVISTAR as to the validity, enforceability or scope of any of the claims of the Licensed Patents, or (ii) as a warranty or representation that any Licensed Product, or anything else made, used, sold, imported or otherwise disposed of under the license grant of Section 2 is, or will be, free from infringement of any patents, copyrights, trade secrets, trademarks, or any other intellectual property or proprietary rights of third parties.

5.3 No Obligations.  AVISTAR shall have no obligation hereunder to institute any action or suit against any person for infringement of any of the Licensed Patents or to defend any action or suit brought by a person that challenges or concerns the validity of any of the Licensed Patents.  SKYPE shall have no right to institute any action or suit against persons for infringement of any of the Licensed Patents.  AVISTAR is not, nor is any of its Affiliates, required to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force.

5.4 No Admissions.  The Parties acknowledge that they are entering into this Agreement to resolve disputed claims, that nothing herein shall be construed to be an admission of liability, infringement, damages, valuation, or reasonable royalty.

5.5 Avistar Warranties.  AVISTAR hereby represents and warrants that: (a) it does not own, control, or have a right to license any patents or patent applications other than the Licensed Patents and those listed on Attachment A-2; and (b) AVISTAR has not, in the twelve (12) months prior to the Effective Date, assigned to any independent third party any patent or patent application related to Communication Systems.

6. Disputes.  It is the intent of the Parties and subject to the termination provisions of this agreement that disputes be resolved expeditiously, amicably and at the level within each Party's organization that is most knowledgeable about the disputed issue.  As a result, the Parties agree that all disputes arising under this Agreement will be resolved by the procedure outlined in this Section 6:

6.1 The complaining Party will notify the other Party in writing of the dispute, and the non-complaining Party will exercise good faith efforts to resolve the matter as expeditiously as possible.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

6.2 In the event that such matter remains unresolved thirty (30) days after the delivery of the complaining Party's written notice, a senior representative of each Party will meet or participate in a telephone conference call within five (5) business days of a request for such a meeting or conference call by either Party to resolve the Dispute.

6.3 If the Parties are unable to reach a resolution of the dispute after following the above procedure, any Dispute will be resolved exclusively by binding arbitration in accordance with the terms of this Section 6.

6.4 Arbitration proceedings will be administered by the American Arbitration Association ("AAA") in accordance with the AAA Commercial Arbitration Rules.  All Disputes submitted to arbitration will be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code).  The arbitration will be conducted at a location in San Francisco, California selected by the AAA.  All discovery activities will be expressly limited to matters directly relevant to the dispute being arbitrated.  Judgment upon any award rendered in arbitration may be entered in any court having jurisdiction.

6.5 Arbitrators must be active members of the Bar of a U.S. state or retired judges of the state or federal courts, with expertise in the substantive laws, including patent law and licensing law, applicable to the subject matter of the dispute.  Any dispute will be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings.  Notwithstanding anything herein to the contrary, the arbitrators will be required to make specific, written findings of fact and conclusions of law.

6.6 To the maximum extent practicable, the AAA, the arbitrators and the Parties will take all action required to conclude any arbitration proceeding within one hundred and eighty (180) days of the filing of the dispute with the AAA.  No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation.

7. Termination.

7.1 Term.  Subject only to the provisions of Section 7.2 and 7.3 below, the term of this Agreement shall commence upon the Effective Date and terminate on the date on which the last of the Licensed Patents expires (the "Term").  The provisions of Sections 1, 5, 6 and 9 shall survive any termination or expiration of this Agreement.

7.2 Termination by Avistar.  AVISTAR may terminate this Agreement in its entirety upon ten (10) business days written notice if the payment set forth in Section 4.1 is not made within the time provided.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

7.3 Termination by Mutual Agreement.  Nothing contained herein shall serve to prevent or be interpreted as preventing the Parties from mutually agreeing at any time to the termination of this Agreement in whole or in part, without penalties or with reduced penalties, with the consequences of such termination to be agreed to by the Parties.

8. Assignment.

8.1 Of Licensed Patents.  AVISTAR warrants that any assignment of any of the Licensed Patents shall be made subject to this Agreement.

8.2 By SKYPE or AVISTAR.  No Party or beneficiary may assign this Agreement or otherwise transfer any of its rights and interests, nor delegate any of its obligations hereunder, by operation of law or otherwise (including pursuant to a merger, recapitalization, share exchange, consolidation or other transaction), without the prior written consent of the other Party.  Notwithstanding the foregoing, SKYPE may assign its rights under this Agreement, effective upon written notice to AVISTAR, to any entity that acquires all or substantially all of the assets or business of SKYPE to which this Agreement relates or that is the surviving entity in a merger, reorganization, recapitalization, share exchange or consolidation; but in such event the licenses granted to SKYPE  under this Agreement shall be limited to the existing business of SKYPE transferred to the assignee and shall thereafter be limited to include only those Licensed Products (and derivatives of same) offered for sale, distributed, or marketed by SKYPE as of the date of  transfer and shall not extend to any pre-existing products or services of the assignee.  Notwithstanding the foregoing, AVISTAR may assign its rights under this Agreement, effective upon written notice to SKYPE, to any entity that acquires all or substantially all of the assets or business of AVISTAR to which this Agreement relates or that is the surviving entity in a merger, reorganization, recapitalization, share exchange or consolidation.

8.3 Binding upon Assignees.  This Agreement shall be binding upon, and inure to the benefit of, the legal representatives, successors and permitted assigns of the Parties.  Any attempt to assign or delegate all or any portion of this Agreement in violation of this Section 8 shall be void.

9. General Provisions.

9.1 Expenses of the Parties.  Each Party shall pay its own expenses incurred in connection with the negotiation, execution and performance of this Agreement.

9.2 Waiver.  No term or provision hereof will be considered waived by either Party, and no breach excused by either Party, unless such waiver or consent is in writing and signed by an authorized representative on behalf of the Party against whom the waiver is asserted.  No consent by either Party to, or waiver of, a breach by either Party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other different or subsequent breach by either Party.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

9.3 Amendment and Modification.  This Agreement may be amended, modified and/or supplemented only by means of a written amendment, signed by the authorized representatives of the Parties, which specifically refers to this Agreement.

9.4 Notices.  Any notice to any Party hereto given pursuant to this Agreement shall be in writing and given by certified or registered first-class mail, return receipt requested, or by reputable private courier having electronic tracking capability addressed as follows:

if to AVISTAR:                     1875 South Grant Street
10th Floor
San Mateo, CA  94402
Attention:  Chief Financial Officer

if to LICENSEE:                     Skype Technologies S.A.
Attn: General Counsel
22/24 Boulevard Royal, 6e etage
L-2449 Luxembourg
Luxembourg

Any notice shall be deemed delivered when placed for delivery so addressed with postage or other charges prepaid.  A Party may change its address for notice by written notice to the other Party.

9.5 Governing Law and Venue.  This Agreement is made and shall be construed in accordance with and any arbitration under Section 6 will be governed by the laws of the State of California, without regard to the conflict of laws provisions thereof.  This Agreement shall be subject to the exclusive jurisdiction of any Federal or State court sitting within the geographic boundaries of the Northern District of California, and each Party submits to the personal jurisdiction of any such court and waives any objection it may have to the laying of venue therein.

9.6 Headings.  Headings are supplied herein for convenience only and shall not be deemed a part of this Agreement for any purpose.

9.7 Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

9.8 Bankruptcy.  All licenses, releases and other rights granted to SKYPE and its Affiliates under this Agreement are deemed to be, for the purpose of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to intellectual property as defined under Section 101 of the U.S. Bankruptcy Code, as amended.  The parties agree that SKYPE and each of its Affiliates, as licensees of such rights under this Agreement, shall retain and may exercise all of its rights and elections under the U.S. Bankruptcy Code, as amended.  To the extent that similar protections of its rights are available to SKYPE and its Affiliates in foreign jurisdictions, the Parties agree that SKYPE and its Affiliates shall be entitled to retain and exercise all such rights.

9.9 Confidentiality.  Neither Party shall disclose any of the terms, conditions or other provisions of this Agreement without the prior written consent of the other Party except (a) to enforce its rights; (b) as may be required by law, regulation or legal process, provided that Avistar will, prior to Avistar disclosing any terms pursuant to this subsection, use reasonable efforts to redact as much as it believes possible and/or obtain confidential treatment of the terms hereof; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks, and financing sources and their advisors solely in connection with complying with or administering its obligations with respect to this Agreement or in confidence (subject to a written confidentiality agreement prior to such disclosure at least as protective as the terms of this paragraph) in connection with the sale of assets, merger, acquisition or re-organization of a Party.  In the event of such required disclosure, the disclosing Party shall provide advance written notice to the other Party.  In connection with any proposed disclosure pursuant to subsection "(b)" above (including any public company disclosure requirement), Avistar will (i) provide to SKYPE its proposed disclosure at least two weeks prior to the date Avistar proposes to make such disclosure, and (ii) reasonably consider any and all suggested changes SKYPE proposes to such disclosure.

9.10 Press Release.  SKYPE and AVISTAR shall make the single press announcement set forth in Attachment B.  Each of AVISTAR and SKYPE may disclose that SKYPE is a licensee of the Licensed Patents without reference to any of the terms or conditions of this Agreement.

9.11 Parties Advised by Counsel.  This Agreement has been negotiated between unrelated Parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest.  In addition, each Party has been represented by legal counsel.  This Agreement shall not be interpreted or construed against any Party to this Agreement because that Party or any attorney or representative for that Party drafted or participated in the drafting of this Agreement.

9.12 Compliance.  The Parties shall comply with all federal, state and local laws (including regulations, orders and ordinances) now or hereafter enacted, of any jurisdiction in which performance occurs or may occur hereunder.  Without limitation, each Party hereby acknowledges that the rights and obligations of this Agreement are subject to the laws and regulations of the United States relating to the export of products and technical information, and it shall comply with all such laws and regulations.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

9.13 Entire Agreement and Facsimile Execution.  This Agreement comprises the entire agreement between the Parties hereto as to the subject matter hereof and supersedes all prior discussions, agreements and understandings, written or oral, between them relating thereto.  This Agreement may be executed in counterparts and via facsimile and such counterparts shall be treated as an original or when signed, via facsimile, by both Parties; nevertheless, any one of the Parties may require the follow-up exchange of originals in hardcopy by so requesting in writing within five (5) days of counterpart or facsimile execution.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed below by their respective duly authorized representatives.

AVISTAR COMMUNICATIONS SYSTEMS, INC.

By:       ______________________________

Name: ______________________________

Title:    ______________________________

Date/Time:    _________________________

SPRINGBOARD GROUP S.A.R.L.

By:       ______________________________

Name: ______________________________

Title:    ______________________________

Date/Time:    _________________________

By:       ______________________________

Name: ______________________________

Title:    ______________________________

Date/Time:    _________________________

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Attachment A-1

Specified Patents and Patent Applications

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5689641	US	10/01/1993	Multimedia collaboration system arrangement for routing compressed AV signal through a participant site without decompressing the AV signal Ludwig, Lester F.
5867654	US	6/7/1996	Two monitor videoconferencing hardware Ludwig, Lester F.
5978835	US	6/7/1996	Multimedia mail, conference recording and documents in video conferencing Ludwig, Lester F.
5896500	US	6/7/1996	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
5884039	US	6/7/1996	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
5617539	US	6/7/1996	Multimedia collaboration system with separate data network and A/V network controlled by information transmitting on the data network Ludwig, Lester F.

A-1-1

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5802294	US	6/7/1996
Teleconferencing system in which first location video mosaic generator sends combined local participants images to second location video mosaic generator for displaying combined images
Ludwig, Lester F.

5758079	US	6/7/1996	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
5854893	US	6/10/1996	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
5915091	US	6/11/1996	Synchronization in video conferencing Ludwig, Lester F.
6351762	US	6/7/1996	Method and system for log-in-based video and multimedia calls Ludwig, Lester F.
6583806	US	4/7/1997	Videoconferencing hardware Ludwig, Lester F.
6343314	US	4/28/1997	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
6237025	US	12/19/1997	Multimedia collaboration system Ludwig, Lester F.
6212547	US	5/5/1998	UTP based video and data conferencing Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-2

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6898620	US	5/5/1998	Multiplexing video and control signals onto UTP Ludwig, Lester F.
6437818	US	5/5/1998	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
6426769	US	5/5/1998	High-quality switched analog video communications over unshielded twisted pair Ludwig, Lester F.
09/565677	US	5/4/2000	Scalable Networked Multimedia System And Applications Ludwig, Lester F.
7185054	US	11/1/2000	Participant display and selection in video conference calls Ludwig, Lester F.
6594688	US	06/11/2001	Dedicated echo canceler for a workstation Ludwig, Lester F.
7054904	US	4/9/2002	Marking and searching capabilities in multimedia documents within multimedia collaboration networks Ludwig, Lester F.
6789105	US	4/9/2002	Multiple-editor authoring of multimedia documents including real-time video and time-insensitive media Ludwig, Lester F.
6959322	US	3/4/2003	UTP based video conferencing Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-3

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/382554	US	3/4/2003	Teleconferencing employing multiplexing of video and data conferencing signals J. Chris Lauwers
7206809	US	11/26/2003	Method for real-time communication between plural users Ludwig, Lester F.
7152093	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
7421470	US	11/26/2003	Method for real-time communication between plural users Ludwig, Lester F.
7433921	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
11/264926	US	11/1/2005	Audio communications using devices with different capabilities Lester F. Ludwig
11/264936	US	11/1/2005	Log-in based communications plus two data types Lester F. Ludwig
11/265059	US	11/1/2005	Using login-based addressing to communicate with listed users Lester F. Ludwig
11/265256	US	11/1/2005	Registration based addressing over multiple networks with digital audio communication Lester F. Ludwig

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-4

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/265394	US	11/1/2005	Registration based addressing and call handles to establish communication Lester F. Ludwig
7487210	US	1/12/2007	Method for managing real-time communications Ludwig, Lester F.
7412482	US	1/12/2007	System for managing real-time communications Ludwig, Lester F.
7437411	US	1/15/2007	Communication of a selected type over a wide area network Ludwig, Lester F.
7398296	US	1/16/2007	Networked audio communication over two networks Ludwig, Lester F.
7444373	US	1/16/2007	Wireless real-time communication Ludwig, Lester F.
7441001	US	1/18/2007	Real-time wide-area communications between ports Ludwig, Lester F.
7437412	US	1/19/2007	Real-time communication of a selected type Ludwig, Lester F.
11/668625	US	1/30/2007	Storing and accessing media files J. Chris Lauwers
11/669003	US	1/30/2007	Storage and playback of media files J. Chris Lauwers
11/737723	US	4/19/2007	Storing and accessing media files Lester F. Ludwig

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-5

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
90/009008	US	02/25/2008	UTP based video and data conferencing Ludwig, Lester F.
90/009015	US	02/29/2008	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
90/009016	US	02/29/2008	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
90/009020	US	05/20/2008	Multimedia collaboration system with separate data network and a/v network controlled by information transmitting on the data network Ludwig, Lester F.
90/009021	US	02/29/2008	System for real-time communication between plural users Ludwig, Lester F.
90/009031	US	03/05/2008	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
CA2173204	CA	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
CA2173209	CA	10/03/1994	Multimedia collaboration system Ludwig, Lester F.
CA2204442	CA	03/16/1994	Multimedia collaboration system with separate data network and AV network controlled by information transmitting on the data network Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-6

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CA2296181	CA	10/03/1994	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
CA2296182	CA	10/03/1994	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
CA2296185	CA	10/03/1994	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
CA2296187	CA	10/03/1994	Synchronization in video conferencing Ludwig, Lester F.
CA2296189	CA	10/03/1994	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
CA2297940	CA	03/16/1994	Two monitor videoconferencing hardware Ludwig, Lester F.
CH690154	CH	09/28/1994	System for holding teleconferences Ludwig, Lester F.
DE69426456.3	DE	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
DE69428725.3	DE	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-7

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
DE69429684.8	DE	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
DE69430272.4	DE	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
DE69431525.7	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69431536.2	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69432803.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69433042.6	DE	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
DE69434762.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69435132.6	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1307038	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1705913	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-8

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
FR0721725	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0721726	FR	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
FR0899952	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR0899953	FR	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
FR0899954	FR	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
FR0898424	FR	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
FR0912055	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0912056	FR	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
GB1307038	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB1705913	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-9

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
GB2282506	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0721725	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
GB0721726	GB	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
GB2319135	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319136	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319137	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319138	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0899952	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB0899953	GB	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
GB0899954	GB	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
GB0898424	GB	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-10

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
GB0912055	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
GB0912056	GB	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
NL1705913	NL	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
SE1705913	SE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
5751338	US	12/30/1994	Methods and systems for multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
6081291	US	04/16/1997	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
6972786	US	12/23/1999	Multimedia services using central office Ludwig, Lester F.
11/786802	US	4/11/2007	Multimedia services using central office Ludwig, Lester F.
11/927459	US	10/29/2007	Interconnecting network locations between premises network and central office using ethernet on loop plant Ludwig, Lester F.
90/009079	US	03/14/2008	Multimedia services using central office Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-11

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CA2208987	CA	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
GB2296620	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
GB0801858	GB	10/04/1995	Multimedia central office and method of providing a plurality of multimedia telecommunication services Ludwig, Jr., Lester Frank
GB2308526	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
SG53410	SG	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
6816904	US	5/4/2000	Networked video multimedia storage server environment Ludwig, Lester
10/931651	US	8/31/2004	Scalable networked multimedia system and applications Ludwig, Lester
CA2308147	CA	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
DE69837887.3	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-12

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
DE69840427.0	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
FR1814290	FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
FR1029273	FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1814290	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1029273	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
IE1814290	IE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
11/246867	US	10/7/2005	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
11/814671	US	1/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-13

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP06718435.8	EP	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
KR10-2007-7019362	KR	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
SG200705449-7	SG	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
EP00942737.8	EP	6/9/2000	System And Method For Browser-Based Multimedia Collaboration Reporting Burnett, Gerald
10/018,441	US	12/11/01	System and method for browser-based multimedia collaboration reporting Burnett, Gerald
11625330	US	01/21/2007	Storing and Accessing Media Files
12/198,085	US	08/25/2008	Network communications bandwidth manager Lauwers, J.
12/572,226	US	10/01/2009	System and method for achieving interoperability between endpoints operating under different protocols Vorha, Sumeet
2,318,395 (claims 1-25 only)*	CA	07/29/1999	Multifunction video communications service device L. Ludwig

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.
A-1-14

Notes:

*
Granted Patent CA 2,318,395 is included in this Attachment A-1 only to the scope of issued claims 1-25, which are not related to image capture,  image formation, and associated image processing and associated image sensor, image display,  hardware, algorithms, and software technologies.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

A-1-15

Attachment A-2

Excluded Patent Applications

Appl. No.	Country	File Date	Title of Patent	First Inventor
12/419,229	US	04/06/2009	Multifunction communication service device	Ludwig, L.
2,318,395 (claims 26-49 only)*	CA	07/29/1999	Multifunction video communications service device	Ludwig, L.
1,064,786**	EP	01/27/1999	Multifunction communication service device	Ludwig, L.
12/471,275	US	05/22/2009	Image formation for large photosensor array surfaces	Ludwig, L.

Notes:

*
Granted Patent CA 2,318,395 is included on this Attachment A-2 only with respect to issued claims 26-49 which only pertain to image capture,  image formation, and associated image processing and associated image sensor, image display,  hardware, algorithms, and software technologies.

**
Pending application EP 1,064,786 only contains claims related to image formation or image capture.  No claims are on file nor will be filed on  material not related to image capture,  image formation, and associated image processing and associated image sensor, image display,  hardware, algorithms, and software technologies.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

A-2-1

Attachment B

Press Release

Avistar Communications Corporation, Inc. announced today that it had concluded a world wide non-exclusive patent license agreement with Skype.  The agreement grants rights for Skype products and services under Avistar's patent portfolio.  An undisclosed payment was made to Avistar.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

B-1

Attachment C

Existing AVISTAR Products

Avistar C3 Desktop™

Definition: The Avistar C3 Desktop™ software bundle is a PC based solution designed to provide a business class, commercial grade, bandwidth managed turnkey client / server visual communications experience with robust system central features.  The application resides on a client's PCs and includes Avistar centralized server configuration, management and reporting software.  The Avistar C3 Desktop™ software bundle is generally licensed on a per seat/device basis.  The Avistar C3 Desktop™ software is seamlessly integrated with the following Avistar C3™ solutions:

•	Avistar C3 Conference™

•	Avistar C3 Tunnel Server™

Avistar C3 Conference™

Definition: The Avistar C3 Conference™ solution is an all software multiparty control unit (MCU) designed to deliver scalable, reliable and economical multiparty conferencing.  The Avistar C3 Conference™ solution is built to operate as an integrated part of the Avistar C3 Desktop™ software or may be licensed on a standalone basis for use with other applications.

Avistar C3 Tunnel Server™

Definition: The Avistar C3 Tunnel Server™ solution is Avistar's firewall traversal software designed to support videoconferencing over firewalls and networks.  The Avistar C3 Tunnel Server™ solution is designed to operate as an integrated part of the Avistar C3 Desktop™ software or may be licensed on a standalone basis for use with other applications.

Avistar C3 Connect™

Definition: The Avistar C3 Connect™ solution is Avistar's all software SIP-H.323 interoperability gateway.  The Avistar C3 Connect™ solution is designed to operate as an integrated part of the Avistar C3 Desktop™ software or may be licensed on a standalone basis for use with other applications.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

C-1

Avistar C3 Command™

Definition: The Avistar C3 Command™ solution is Avistar's all software dynamic bandwidth management solution.  The Avistar C3 Command™ solution is designed to operate as an integrated part of the Avistar C3 Desktop™ software or may be licensed on a standalone basis for use with other applications.  Avistar C3 Command™ can be deployed as a bandwidth manager for a single UC platform, but it can also be deployed as a meta-communications manager providing umbrella bandwidth management functionality for multiple UC technologies.

Avistar C3 Media Engine™

Definition: The Avistar C3 Media Engine™ solution is Avistar's all software visual communications plug in.  The Avistar C3 Media Engine™ solution is designed to enable rich and robust visual communications to any desktop solution.

Avistar C3 Communicator™ - Standalone Edition (formerly known as Avistar C3 Standalone Edition)

Definition: The Avistar C3 Communicator™ - Standalone Edition is Avistar's next generation desktop visual communication software application.  The Avistar C3 Communicator™ solution can be used as a stand-alone desktop or integrated as part of a complete communications offering.

Avistar C3 Unified™ - Microsoft OCS Edition

Definition: Avistar C3 Unified™ - Microsoft OCS Edition is Avistar's next generation desktop visual communication application for the Microsoft OCS platform.  The Avistar C3 Unified™ - Microsoft OCS Edition is designed as an integrated client plug in for Microsoft OCS.  The Avistar C3 Unified™ - Microsoft OCS Edition solution can be used in conjunction with certain other separately licensed Avistar C3™ solutions.

Avistar C3 Integrator™ - Citrix Edition

Definition: Avistar C3 Integrator™ - Citrix Edition is Avistar's integration solution that enables the Avistar C3™ platform to operate in a Citrix ICA protocol and thin client environment.  Avistar C3 Integrator™ – Citrix Edition is initially available with the Avistar C3 Unified™ - Microsoft OCS Edition.

Avistar C3 Integrator™ - HP Edition

Definition: Avistar C3 Integrator™ - HP Edition is Avistar's integration solution that enables the Avistar C3™ platform to operate in an HP RGS protocol and thin client environment.  Avistar C3 Integrator™ – HP Edition is initially available with the Avistar C3 Unified™ - Microsoft OCS Edition.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

C-2